EXHIBIT 24.1

                               POWER OF ATTORNEY



     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Randy Harp and Kathleen S. Pinson, and each or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the Stock Option Plan and options granted to certain non-employee directors of Pre-Paid Legal Services, Inc., and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                           Title                         Date


/s/ HARLAND C. STONECIPHER     Chairman of the Board          September 14, 1995
Harland C. Stonecipher         of Directors and Chief
                               Executive Officer

                               POWER OF ATTORNEY



     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Harland C. Stonecipher and Kathleen S. Pinson, and each or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the Stock Option Plan and options granted to certain non-employee directors of Pre-Paid Legal Services, Inc., and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                           Title                         Date


/s/ RANDY HARP              Chief Financial                   September 14, 1995
Randy Harp                  Officer and Director

                               POWER OF ATTORNEY



     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Harland C. Stonecipher and Randy Harp, and each or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the Stock Option Plan and options granted to certain non-employee directors of Pre-Paid Legal Services, Inc., and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                           Title                         Date


/s/ KATHLEEN S. PINSON         Vice President,                September 14, 1995
Kathleen S. Pinson             Controller and
                                Director

                               POWER OF ATTORNEY



     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Harland C. Stonecipher, Randy Harp and Kathleen S. Pinson, and each or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the Stock Option Plan and options granted to certain non-employee directors of Pre-Paid Legal Services, Inc., and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                          Title                          Date


/s/ JACK MILDREN               President                      September 14, 1995
Jack Mildren                   and Director



/s/ WILBURN L. SMITH           Director                       September 14, 1995
Wilburn L. Smith



/s/ CHARLES H. WALLS           Director                       September 14, 1995
Charles H. Walls



/s/ PETER K. GRUNEBAUM         Director                       September 14, 1995
Peter K. Grunebaum